Eaton Vance

Emerging Markets Debt Fund

April 30, 2020

PORTFOLIO OF INVESTMENTS (Unaudited)

Foreign Government Bonds — 73.5%

Security	Principal Amount (000’s omitted)		Value
Argentina — 2.3%
Republic of Argentina, 3.75% to 3/31/29, 12/31/38(1)	USD	100	$32,047
Republic of Argentina, 6.25%, 11/9/47(2)	EUR	214	54,400
Republic of Argentina, 6.875%, 1/11/48	USD	142	33,549
Republic of Argentina, 7.625%, 4/22/46	USD	256	64,002

Total Argentina			$183,998

Bahamas — 2.1%
Commonwealth of Bahamas, 5.75%, 1/16/24(2)	USD	200	$168,000

Total Bahamas			$168,000

Bahrain — 2.5%
Bahrain Government International Bond, 7.00%, 1/26/26(2)	USD	200	$200,116

Total Bahrain			$200,116

Barbados — 2.5%
Government of Barbados, 6.50%, 10/1/29(3)	USD	224	$193,501

Total Barbados			$193,501

Belarus — 2.5%
Republic of Belarus, 6.875%, 2/28/23(2)	USD	200	$196,347

Total Belarus			$196,347

Benin — 1.7%
Benin Government International Bond, 5.75%, 3/26/26(2)	EUR	150	$137,166

Total Benin			$137,166

Dominican Republic — 2.3%
Dominican Republic, 4.50%, 1/30/30(2)	USD	220	$183,425

Total Dominican Republic			$183,425

Ecuador — 1.5%
Republic of Ecuador, 7.875%, 3/27/25(2)	USD	200	$58,000
Republic of Ecuador, 9.50%, 3/27/30(2)	USD	200	58,500

Total Ecuador			$116,500

Security	Principal Amount (000’s omitted)		Value
Egypt — 9.0%
Arab Republic of Egypt, 8.15%, 11/20/59(2)	USD	200	$175,676
Arab Republic of Egypt, 8.50%, 1/31/47(2)	USD	400	359,340
Arab Republic of Egypt, 8.70%, 3/1/49(2)	USD	200	180,362

Total Egypt			$715,378

Fiji — 2.6%
Republic of Fiji, 6.625%, 10/2/20(2)	USD	200	$201,312

Total Fiji			$201,312

Ghana — 1.9%
Ghana Government International Bond, 8.95%, 3/26/51(2)	USD	200	$152,776

Total Ghana			$152,776

Guatemala — 2.7%
Republic of Guatemala, 6.125%, 6/1/50(2)	USD	200	$209,700

Total Guatemala			$209,700

Jordan — 2.4%
Jordan Government International Bond, 7.375%, 10/10/47(2)	USD	200	$186,248

Total Jordan			$186,248

Lebanon — 0.3%
Lebanese Republic, 6.25%, 11/4/24(2)(4)	USD	32	$5,360
Lebanese Republic, 6.40%, 5/26/23(4)	USD	32	5,360
Lebanese Republic, 6.65%, 4/22/24(2)(4)	USD	32	5,080
Lebanese Republic, 6.85%, 5/25/29(4)	USD	44	7,260
Lebanese Republic, 7.00%, 12/3/24(4)	USD	15	2,513

Total Lebanon			$25,573

Paraguay — 2.6%
Republic of Paraguay, 4.95%, 4/28/31(2)	USD	200	$207,375

Total Paraguay			$207,375

Peru — 5.1%
Republic of Peru, 2.392%, 1/23/26	USD	200	$203,400
Republic of Peru, 4.125%, 8/25/27	USD	175	197,463

Total Peru			$400,863

Security	Principal Amount (000’s omitted)		Value
Philippines — 3.3%
Republic of the Philippines, 2.95%, 5/5/45	USD	255	$262,510

Total Philippines			$262,510

Poland — 2.6%
Republic of Poland, 5.125%, 4/21/21	USD	200	$207,807

Total Poland			$207,807

Romania — 8.6%
Romanian Government International Bond, 3.375%, 1/28/50(2)	EUR	259	$241,995
Romanian Government International Bond, 4.375%, 8/22/23(2)	USD	140	145,858
Romanian Government International Bond, 4.625%, 4/3/49(2)	EUR	261	289,556

Total Romania			$677,409

Ukraine — 10.2%
Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(2)(3)(5)	USD	289	$215,021
Ukraine Government International Bond, 9.75%, 11/1/28(2)	USD	600	589,964

Total Ukraine			$804,985

United Arab Emirates — 2.4%
Abu Dhabi Government International Bond, 3.125%, 9/30/49(2)	USD	200	$192,565

Total United Arab Emirates			$192,565

Uruguay — 2.4%
Uruguay Government International Bond, 4.375%, 10/27/27	USD	175	$192,213

Total Uruguay			$192,213

Total Foreign Government Bonds (identified cost $6,542,088)			$5,815,767

Foreign Corporate Bonds — 10.4%

Security	Principal Amount (000’s omitted)		Value
Indonesia — 4.2%
Perusahaan Listrik Negara PT, 5.25%, 10/24/42(2)	USD	320	$329,312

Total Indonesia			$329,312

Mexico — 4.2%
Petroleos Mexicanos, 5.35%, 2/12/28	USD	43	$32,250
Petroleos Mexicanos, 5.95%, 1/28/31(2)	USD	59	43,029
Petroleos Mexicanos, 6.49%, 1/23/27(2)	USD	92	75,086
Petroleos Mexicanos, 6.50%, 3/13/27	USD	225	183,600

Total Mexico			$333,965

Security	Principal Amount (000’s omitted)		Value
Vietnam — 2.0%
Debt and Asset Trading Corp., 1.00%, 10/10/25(2)	USD	200	$153,500

Total Vietnam			$153,500

Total Foreign Corporate Bonds (identified cost $891,394)			$816,777

Sovereign Loans — 9.6%

Borrower	Principal Amount (000’s omitted)		Value
Kenya — 3.7%
Republic Government of Kenya, Term Loan, 8.37%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(6)		$325	$292,458

Total Kenya			$292,458

Nigeria — 1.1%
Bank of Industry Limited, Term Loan, 7.311%, (3 mo. USD LIBOR + 6.00%), Maturing April 11, 2021(6)(7)		$100	$91,120

Total Nigeria			$91,120

Tanzania — 4.8%
Government of the United Republic of Tanzania, Term Loan, 7.09%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(6)		$400	$377,732

Total Tanzania			$377,732

Total Sovereign Loans (identified cost $821,601)			$761,310

Short-Term Investments — 0.3%

Description	Units		Value
Eaton Vance Cash Reserves Fund, LLC, 0.47%(8)		24,957	$24,956

Total Short-Term Investments (identified cost $24,954)			$24,956

Total Investments — 93.8% (identified cost $8,280,037)			$7,418,810

Other Assets, Less Liabilities — 6.2%			$492,817

Net Assets — 100.0%			$7,911,627

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Step coupon security. Interest rate represents the rate in effect at April 30, 2020.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2020, the aggregate value of these securities is $5,015,069 or 63.4% of the Fund’s net assets.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2020, the aggregate value of these securities is $408,522 or 5.2% of the Fund’s net assets.

(4)	Issuer is in default with respect to interest payments.

(5)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(6)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2020.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2020.

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD 288,431	EUR 264,906	5/8/20	$(1,881)
USD 150,419	EUR 139,188	7/6/20	(2,303)
USD 223,164	EUR 204,638	7/17/20	(1,427)

			$(5,611)

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR 32,830	USD 35,663	UBS AG	5/5/20	$313	$—
USD 35,659	EUR 32,830	UBS AG	5/5/20	—	(318)
USD 35,684	EUR 32,830	UBS AG	6/2/20	—	(313)

				$313	$(631)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 10-Year Treasury Note	24	Long	6/19/20	$3,337,500	$92,671
U.S. Long Treasury Bond	3	Long	6/19/20	543,094	41,949
U.S. Ultra-Long Treasury Bond	6	Long	6/19/20	1,348,687	131,992
Euro-Bobl	(1)	Short	6/8/20	(149,209)	229
U.S. 5-Year Treasury Note	(6)	Short	6/30/20	(752,906)	(2,773)

					$264,068

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
EUR	50	Receives	6-month EURIBOR (pays semi-annually)	0.53 (pays annually)%	8/22/24	$577	$—	$577
EUR	19	Receives	6-month EURIBOR (pays semi-annually)	0.37 (pays annually)%	2/12/50	(2,723)	—	(2,723)
EUR	16	Receives	6-month EURIBOR (pays semi-annually)	0.38 (pays annually)%	2/13/50	(2,328)	—	(2,328)
EUR	19	Receives	6-month EURIBOR (pays semi-annually)	0.39 (pays annually)%	2/13/50	(2,805)	—	(2,805)
EUR	5	Receives	6-month EURIBOR (pays semi-annually)	0.38 (pays annually)%	2/13/50	(732)	—	(732)
EUR	8	Receives	6-month EURIBOR (pays semi-annually)	0.39 (pays annually)%	2/14/50	(1,197)	—	(1,197)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
EUR	7	Receives	6-month EURIBOR (pays semi-annually)	0.34 (pays annually	% )	2/20/50	$(930)	$—	$(930)
EUR	60	Receives	6-month EURIBOR (pays semi-annually)	0.32 (pays annually	% )	2/21/50	(7,571)	—	(7,571)
EUR	110	Receives	6-month EURIBOR (pays semi-annually)	0.26 (pays annually	% )	2/25/50	(11,785)	—	(11,785)
EUR	16	Receives	6-month EURIBOR (pays semi-annually)	0.21 (pays annually	% )	2/26/50	(1,444)	—	(1,444)
USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.55 (pays semi-annually	% )	3/12/23	(1,171)	—	(1,171)
USD	40	Receives	3-month USD-LIBOR (pays quarterly)	0.48 (pays semi-annually	% )	3/31/23	(90)	—	(90)
USD	43	Receives	3-month USD-LIBOR (pays quarterly)	0.48 (pays semi-annually	% )	3/31/23	(100)	—	(100)
USD	50	Receives	3-month USD-LIBOR (pays quarterly)	0.47 (pays semi-annually	% )	4/1/23	(91)	—	(91)
USD	10	Receives	3-month USD-LIBOR (pays quarterly)	0.46 (pays semi-annually	% )	4/1/23	(17)	—	(17)
USD	23	Receives	3-month USD-LIBOR (pays quarterly)	0.46 (pays semi-annually	% )	4/2/23	(39)	—	(39)
USD	4	Receives	3-month USD-LIBOR (pays quarterly)	0.46 (pays semi-annually	% )	4/3/23	(6)	—	(6)
USD	2,780	Pays	3-month USD-LIBOR (pays quarterly)	0.61 (pays semi-annually	% )	3/16/25	25,214	—	25,214
USD	197	Receives	3-month USD-LIBOR (pays quarterly)	1.74 (pays semi-annually	% )	12/16/26	(16,699)	—	(16,699)
USD	320	Receives	3-month USD-LIBOR (pays quarterly)	0.68 (pays semi-annually	% )	4/16/27	(2,978)	—	(2,978)
USD	140	Receives	3-month USD-LIBOR (pays quarterly)	0.57 (pays semi-annually	% )	4/17/27	(283)	—	(283)
USD	145	Receives	3-month USD-LIBOR (pays quarterly)	2.63 (pays semi-annually	% )	3/25/29	(25,551)	1,225	(24,326)
USD	281	Pays	3-month USD-LIBOR (pays quarterly)	2.34 (pays semi-annually	% )	5/17/29	44,644	—	44,644
USD	438	Receives	3-month USD-LIBOR (pays quarterly)	2.09 (pays semi-annually	% )	7/15/29	(59,500)	137	(59,363)
USD	220	Receives	3-month USD-LIBOR (pays quarterly)	1.74 (pays semi-annually	% )	12/12/29	(23,878)	—	(23,878)
USD	30	Receives	3-month USD-LIBOR (pays quarterly)	1.58 (pays semi-annually	% )	2/14/30	(2,666)	—	(2,666)
USD	50	Receives	3-month USD-LIBOR (pays quarterly)	1.57 (pays semi-annually	% )	2/14/30	(4,399)	—	(4,399)
USD	85	Receives	3-month USD-LIBOR (pays quarterly)	1.56 (pays semi-annually	% )	2/18/30	(7,480)	—	(7,480)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	150	Receives	3-month USD-LIBOR (pays quarterly)	0.69 (pays semi-annually	% )	4/17/30	$(450)	$—	$(450)
USD	170	Receives	3-month USD-LIBOR (pays quarterly)	0.63 (pays semi-annually	% )	4/27/30	436	—	436
USD	95	Receives	3-month USD-LIBOR (pays quarterly)	2.88 (pays semi-annually	% )	1/31/49	(50,468)	(48)	(50,516)
USD	87	Receives	3-month USD-LIBOR (pays quarterly)	2.54 (pays semi-annually	% )	5/17/49	(39,119)	—	(39,119)
USD	90	Receives	3-month USD-LIBOR (pays quarterly)	1.57 (pays semi-annually	% )	8/29/49	(17,092)	—	(17,092)
USD	99	Receives	3-month USD-LIBOR (pays quarterly)	1.65 (pays semi-annually	% )	9/9/49	(21,057)	—	(21,057)
USD	7	Receives	3-month USD-LIBOR (pays quarterly)	1.70 (pays semi-annually	% )	9/12/49	(1,581)	—	(1,581)
USD	110	Receives	3-month USD-LIBOR (pays quarterly)	1.87 (pays semi-annually	% )	10/25/49	(29,742)	—	(29,742)
USD	98	Receives	3-month USD-LIBOR (pays quarterly)	1.97 (pays semi-annually	% )	11/15/49	(29,642)	—	(29,642)
USD	50	Receives	3-month USD-LIBOR (pays quarterly)	1.90 (pays semi-annually	% )	1/8/50	(14,219)	—	(14,219)
USD	130	Receives	3-month USD-LIBOR (pays quarterly)	0.84 (pays semi-annually	% )	3/30/50	174	—	174
USD	100	Receives	3-month USD-LIBOR (pays quarterly)	0.79 (pays semi-annually	% )	4/23/50	1,375	—	1,375
USD	160	Receives	3-month USD-LIBOR (pays quarterly)	0.83 (pays semi-annually	% )	4/29/50	527	—	527

	Total						$(306,886)	$1,314	$(305,572)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Colombia	$275	1.00 (pays quarterly	% )(1)	6/20/25	2.39%	$(18,293)	$25,418	$7,125
Turkey	85	1.00 (pays quarterly	% )(1)	6/20/20	5.13	(396)	386	(10)
Turkey	40	1.00 (pays quarterly	% )(1)	6/20/21	5.62	(2,002)	2,276	274
Turkey	190	1.00 (pays quarterly	% )(1)	6/20/25	5.77	(38,688)	34,956	(3,732)

Total	$590					$(59,379)	$63,036	$3,657

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2020, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $590,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

EURIBOR	-	Euro Interbank Offered Rate

GDP	-	Gross Domestic Product

LIBOR	-	London Interbank Offered Rate

Currency Abbreviations:

EUR	-	Euro

USD	-	United States Dollar

At April 30, 2020, the Fund had sufficient cash and/or securities to cover commitments under open derivative contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to enhance total return and/or to seek to hedge against fluctuations in currency exchange rates.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including interest rate futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

At April 30, 2020, the value of the Fund’s investment in affiliated funds was $24,956, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the fiscal year to date ended April 30, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Eaton Vance Cash Reserves Fund, LLC	$589,017	$3,354,008	$(3,918,005)	$(31)	$(33)	$24,956	$2,173	24,957

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivatives instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$—	$5,815,767	$—	$5,815,767
Foreign Corporate Bonds	—	816,777	—	816,777
Sovereign Loans	—	761,310	—	761,310
Short-Term Investments	—	24,956	—	24,956
Total Investments	$—	$7,418,810	$—	$7,418,810
Forward Foreign Currency Exchange Contracts	$—	$313	$—	$313
Futures Contracts	266,841	—	—	266,841
Swap Contracts	—	72,947	—	72,947
Total	$266,841	$7,492,070	$—	$7,758,911

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(6,242)	$—	$(6,242)
Futures Contracts	(2,773)	—	—	(2,773)
Swap Contracts	—	(439,212)	—	(439,212)
Total	$(2,773)	$(445,454)	$—	$(448,227)

For information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.